The UBS Funds

Summary Prospectus Supplement

•	UBS Municipal Bond Fund

August 8, 2017

Dear Investor,

The purpose of this supplement is to update certain information for the UBS Municipal Bond Fund (the "Fund"). This supplement discloses variations to sales load waivers and discounts that would apply to investors that purchase Class A or Class C shares of the Fund through a single intermediary or category of multiple intermediaries.

Effective immediately, the Summary Prospectus is hereby revised as follows:

The following sentences are added as the last two sentences of the first paragraph of the section captioned "Fees and expenses":

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A on page A-1 of the prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-913